SECURITY AGREEMENT


         This SECURITY AGREEMENT (this "Agreement"), dated as of June 30, 1997, by and between BFI Tire Recyclers of Georgia, Inc., a Georgia corporation with a principal place of business at 138B Sherrel Avenue, Jackson, Georgia 30233 (the "Company"), and Browning- Ferris Industries of Georgia, Inc., a Georgia corporation (the "Secured Party").

                                    RECITALS

         A. Pursuant to a Purchase and Sale Agreement dated as of June 30, 1997 (the "Purchase Agreement") by and among GreenMan Technologies, Inc., a Delaware corporation ("GTI"), GreenMan Acquisition Corp., a Delaware corporation ("GAC"), Browning Ferris Industries, Inc., a Delaware corporation, the Secured Party and Browning-Ferris Industries of Minnesota, Inc., GAC has purchased all the issued and outstanding capital stock of the Company.

         B. Pursuant to the Purchase Agreement, GAC has delivered to the Secured Party the Note (as defined in the Purchase Agreement) and is to deliver the Final Working Capital Note (as defined in the Purchase Agreement and, together with the Note, the "Notes").

         C. The Secured Party has required as a condition to the consummation of the transactions contemplated by the Purchase Agreement, and in order to secure the prompt and complete payment, observance and performance all of GAC's
obligations  and  liabilities   under  the  Notes  (all  such   obligations  and
liabilities being hereinafter referred to collectively as the "Obligations"), that the Company execute and deliver this Agreement and enter into the transactions contemplated hereby.

         NOW, THEREFORE, in consideration of the premises, of the Secured Party proceeding with the consummation of the transactions contemplated by the Purchase Agreement, and of other valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto, intending to be legally bound, do covenant and agree as follows:

         1. Definitions. All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below or in the Purchase Agreement (unless otherwise defined). Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

         "Accounts" means all rights of the Company to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all notes, bills, drafts, acceptances, instruments, documents and other debts, obligations and liabilities, in whatever form, owing to the Company with respect thereto, all guaranties and security therefor, and the Company's rights pertaining to and interest in such goods, including the right of stoppage in transit, replevin or reclamation; all chattel paper; all amounts due from Affiliates



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of the  Company;  all  insurance  proceeds;  all other  rights and claims to the payment of money, under contracts or otherwise; and all other property constituting "accounts" as such term is defined in the Uniform Commercial Code.

         "Collateral" means all real and personal property of the Company of every kind and description, tangible and intangible, whether now owned or existing or hereafter arising or acquired, including without limitation all Accounts, Equipment, General Intangibles, Inventory and Securities, together with all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposit accounts, cash or other property owned by the Company or in which the Company has an interest that are now or may hereafter be in the possession, custody or control of the Secured Party or its participants or assigns for any purpose; any and all additions, substitutions, replacements and accessions thereto; all books and records (including computer programs, printouts and other computer materials and records) and all Proceeds and products of any of the foregoing.

         "Default"   means  any  default  in  the  payment  or   performance  of
obligations under either of the Notes or this Agreement.

         "Encumbrance" means any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind or nature (including, without limitation, the lien or retained security title of a conditional vendor) upon or with respect to any property.

         "Equipment" means all machinery, equipment and fixtures, furniture, furnishings, trade fixtures, specialty tools and parts, motor vehicles and materials handling equipment of the Company, together with the Company's interest in, and right to, any and all manuals, computer programs, data bases and other materials relating to the use, operation or structure of any of the foregoing; and all other property constituting "equipment" as such term is defined in the Uniform Commercial Code.

         "General Intangibles" means all rights with respect to trademarks, service marks, trade names, trade styles, patents, copyrights, mask works, trade secrets information, other proprietary rights and rights to prevent others from doing acts that constitute unfair competition with the Company or misappropriation of its property, including without limitation any sums (net of expenses) that the Company may receive arising out of any claim for infringement of its rights in any of the foregoing, and all rights of the Company under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others, including without limitation any licenses; all obligations and indebtedness of any kind (other than Accounts) owing to the Company from whatever source arising; all contract rights; all rights of the Company as a bailor; all tax refunds; all right, title and interest of the Company in and to all documents, books, records, files and other information (on whatever medium recorded, and including without limitation computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by the Company that reflect the conduct of the Company's business, such as financial records, marketing and sales records, research and development records, and design, engineering and manufacturing records; all rights under

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service bureau service  contracts;  all computer data and the concepts and ideas on which said data is based; all developmental ideas and concepts, papers, plans, schematics, drawings, blueprints, sketches and documents; all data bases; all customer lists; and all other property constituting "general intangibles" as such term is defined in the Uniform Commercial Code.

         "Inventory" means all goods, merchandise and other personal property (including warehouse receipts and other negotiable and non-negotiable documents of title covering any such property) of the Company that are held for sale, lease or other disposition, or are to be furnished under contracts of service, or for display or demonstration, or leased or consigned, or that are raw materials, piece goods, work-in-process, finished goods or supplies or other materials used or consumed or to be used or consumed in the Company's business, whether in transit or in the possession of the Company or another, including without limitation all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and goods located on the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other third parties; all proprietary rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating to any of the foregoing; and all other property constituting "inventory" as such term is defined in the Uniform Commercial Code.

         "Permitted Encumbrances" means the following:

                    (i) Encumbrances in favor of the Secured Party to secure Obligations;

                   (ii)    Encumbrances   existing   as  of  the  date  of  this
                           Agreement and disclosed in Section 2.09 of the Purchase Agreement and Schedule 2.09 thereto;

                  (iii) Encumbrances securing indebtedness for the purchase price of capital assets, provided that (i) each such Encumbrance is given solely to secure the purchase price of such property, does not extend to any other property and is given at the time of acquisition of the property, and (ii) the indebtedness secured thereby does not exceed the lesser of the cost of such property or its fair market value at the time of acquisition;

                   (iv)    liens  for  taxes,   fees,   assessments   and  other
                           governmental charges to the extent that payment of the same may be postponed or is not required;

                    (v) landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under workmen's compensation, unemployment insurance, social security laws, or similar legislation or in connection with appeal and similar bonds incidental to litigation; mechanics', warehouseman's, laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and liens securing statutory obligations or surety, indemnity, performance, or other similar bonds incidental to the conduct of

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                           the  Company's  business in the  ordinary  course and
                           that do not in the aggregate materially detract from the value of the Collateral or materially impair the use thereof in the operation of its business;

                   (vi) judgment liens securing judgments that (i) are not fully covered by insurance, and (ii) shall not have been in existence for a period longer than 10 days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than 10 days after the expiration of such stay;

                  (vii)    rights of lessors under capital leases;

                 (viii) easements, rights of way, restrictions and other similar charges or Encumbrances relating to real property and not interfering in a material way with the ordinary conduct of the Company's business; and

                   (ix)    liens   constituting   a   renewal,    extension   or
                           replacement of any Permitted Encumbrance.

         "Proceeds" means all proceeds of and all other profits, rentals and receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Securities" means all of the securities and instruments of the Company, including without limitation all stocks, bonds, Treasury bills, certificates of deposit and mutual or money market fund shares; and all sums due or to become due on any of the foregoing, and all securities, instruments or other property purchased or acquired as a result of the investment and reinvestment thereof as hereinafter provided.

         "Security Interest" means the security interest and liens granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Obligations pursuant to this Agreement.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of Georgia.

         2.       Security Interest and Collateral.

         2.1 Grant. To secure the payment and performance of the Obligations, the Company hereby assigns and pledges to the Secured Party all of its rights, title and interest in, and grants to the Secured Party a continuing security interest in, the Collateral.

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         2.2 Continued  Priority of Security  Interest.  The Company  represents that the Security Interest is a valid, perfect security interest, enforceable against the Company, securing the Obligations, subject to prior security interests in the Collateral that may have been granted by the Company before the date of this Agreement. The Company shall ensure that the Security Interest shall at all times be a valid and (except with respect to the Collateral consisting of cash or bank deposits and any other Collateral, a security interest in which may be perfected only by possession) perfected security
interest,   enforceable  against  the  Company,   securing  the  Obligations  in
accordance with the terms of this Agreement, and the Collateral shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest other than Permitted Encumbrances.

         2.3      Filing; Notification; Refiling, etc.

                  (a) The Company shall, at its sole cost and expense, take all action which may be reasonably required by the Secured Party in order to defend the Security Interests and assure that the Security Interests will at all times comply with the provisions of Section 2.2 or in order to enable the Secured Party to exercise or enforce its rights hereunder, including, but not limited to, (i) delivering to the Secured Party, endorsed or accompanied by such instruments of assignment or transfer as the Secured Party may reasonably specify, and stamping and marking in such manner as the Secured Party may reasonably specify, any and all chattel paper, instruments, letters and advices of credit and documents evidencing or forming a part of the Collateral, and (ii) executing and delivering such financing statements, pledges, designations, mortgages, hypothecations, notices and assignments, in each case in form and substance reasonably satisfactory to the Secured Party, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the Uniform Commercial Code or other laws of any jurisdiction in which the Collateral or any part thereof is located and of such other states as the Secured Party may from time to time reasonably request. The Company shall mark its books and records as may be necessary or appropriate to evidence, protect or perfect the Security Interest.

                  (b) The Company shall, at its sole cost and expense, from time to time (i) upon the request of the Secured Party, take whatever steps are reasonably required by the Secured Party in order to perfect the Security Interest with respect to that portion of the Collateral as to which the Security Interest was not perfected by the filing of Uniform Commercial Code financing statements, and (ii) use its diligent best efforts to obtain all necessary consents to the transfer of any contract, license, franchise, approval or other agreement which is not transferable without such consents.

                  (c) In the event that any rerecording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any remortgage, repledge or reassignment, or any confirmatory assignment, or any other action, is required or desirable at any time to protect and preserve and maintain the Security Interest, the Company shall, at its

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sole  cost and  expense,  cause the same to be done or taken at such time and in such manner as may be reasonably required by the Secured Party.

                  (d) Anything to the contrary herein notwithstanding, the Secured Party hereby acknowledges that mortgages with respect to the real property owned by the Company shall not be prepared and filed until the Secured Party specifically so requests in writing to the Company. Upon receipt of such written request from the Secured Party, the Company shall promptly prepare and file such mortgages.

         2.4 Appointment as Attorney and Agent for the Company with Respect to Security Interest. The Company hereby irrevocably appoints the Secured Party as its lawful attorney and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of such Company, such financing statements, assignments, mortgages, notices, pledges and other documents and agreements, and to take such other action (including any contemplated by Section 2.1, 2.2 or 2.3), as the Secured Party may reasonably deem necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest, under any applicable law, and the Secured Party is hereby authorized to file on behalf of and in the name of the Company, at the Company's expense, such financing statements, assignments, mortgages, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to the Secured Party in its discretion, in those jurisdictions where the same is permitted, to file one or more financing statements under the Uniform Commercial Code signed only by the Secured Party, naming the Company as debtor and naming the Secured Party as secured party and indicating therein the types, or describing the items, of the Collateral.

         2.5 Disposition of Collateral. So long as any of the Obligations of the Company is outstanding and unpaid and unless the Secured Party shall have otherwise consented in writing, the Company shall not sell, assign, transfer or otherwise dispose of any Collateral to anyone other than the Secured Party, provided, however, that, notwithstanding the foregoing, so long as no Default shall have occurred and be continuing, (i) Inventory may be sold in the ordinary course of business and (ii) Equipment and Inventory that is, in the reasonable judgment of the Company, obsolete or no longer useful in the conduct of the Company's business may be sold or disposed of. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Secured Party to any sale or other disposition of any part or all of the Collateral.

         2.6  Location  of  Collateral;   Change  of  Name,   etc.  The  Company
represents, warrants and covenants that:

                  (a) The Company's chief executive office and principal place of business, and the books and relating to the Collateral of the Company, are located at 138B Sherrel Avenue, Jackson, Georgia 30233. The Company will not move its chief executive offices, principal places of business or the books and records specified in this subsection (a), or change its name or identity, without giving the Secured Party sixty days' prior notice thereof.


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                  (b) The present  corporate name of the Company is as set forth on the signature page hereto. Following the closing under the Purchase Agreement, the Company shall change its name to "GreenMan Technologies of Georgia, Inc.," and the Company shall not thereafter change such name, conduct its business in any name other than such name or take title to any Collateral in any name other than such name while this Security Agreement remains in effect until (i) it shall have given to the Secured Party not less than 60 days' prior written notice of its intention to do so, setting forth such name or names and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new name or names, it shall have take such action as the Secured Party may reasonably request (including, without limitation, all action required by Section 2.3 hereof), to maintain the Security Interest granted hereby in full force and effect.

                  (c) The Equipment and Inventory included in the Collateral are located at the addresses set forth on the schedule attached hereto as Schedule
A. The Equipment and Inventory will be kept solely at the locations referred to on Schedule A and will not be moved (except to another location listed on the Schedule A), sold or otherwise disposed of except to the extent expressly permitted hereunder. None of the Inventory is stored with or in the possession of any bailee, consignee, warehouseman, or other similar person. The Company shall not establish any new location until (i) it shall have given to the Secured Party not less than 60 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, it shall have taken such action, reasonably satisfactory to the Secured Party (including, without limitation, all action required by Section 2.3 hereof), to maintain the Security Interest granted hereby at all times fully perfected and in full force and effect. The Collateral shall be insured at all times against all expected risks to which such Collateral may be exposed, including without limitation fire and extended coverage.

         2.7 Notice to Account Debtors; Possession of Collateral. If there shall occur and be continuing for in excess of ten (10) days without being waived or cured any Default, the Secured Party may do any or all of the following:

                  (a) The Secured Party may (i) notify, or request the Company to notify, in writing any account debtor or other obligor with respect to any of the Collateral to make payment to the Secured Party, or any agent or designee of the Secured Party, at such address as may be specified by the Secured Party, or
(ii) direct the Company to hold all payments which it receives with respect to any of the Collateral in trust for the Secured Party, and the Company shall so hold such funds without commingling them with other funds of the Company and shall, in accordance with the directions of the Secured Party, either (A) deliver the same to the Secured Party, or any agent or designee of the Secured Party, immediately upon receipt by the Company in the identical form received, together with any necessary endorsements, or (B) immediately deposit them in a separate account maintained with or by any agent or designee of the Secured Party, in which only such payments and other proceeds of Collateral shall be deposited. When any notice to make payments directly to the Secured Party or any such agent or designee shall have been given pursuant to clause (i) above, the Company shall no longer

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have any right to collect the affected Collateral. If notwithstanding the giving of any notice, any account debtor or other obligor shall make payment to the Company the Company shall hold all such payments it receives in trust for the Secured Party without commingling the same with other funds of the Company and shall deliver the same to the Secured Party or any such agent or designee, immediately upon receipt by the Company in the identical form received, together with any necessary endorsements. The Company shall not, without the Secured Party's consent, grant any extension of time for payment with respect to the Collateral, compromise, compound or settle the same for less than the full amount thereof, release wholly or partly any person liable for the payment thereof, or allow any credit or discount whatsoever thereon. In its own name or in the name of the Company or the Secured Party, the Secured Party may demand, sue for, collect or receive any of the Collateral or any payment in respect thereof. The Secured Party may settle or adjust disputes and claims directly with account debtors and other obligors of the Company for amounts and on terms which the Secured Party considers advisable and may endorse the Company's name on any checks, notes, acceptances, drafts or other forms of payment or security that may come into the Secured Party's possession. Nothing herein contained shall be construed as requiring or obligating the Secured Party or any such agent or designee, to make any demand, or to make an inquiry as to the nature of sufficiency of any payment received by it or to present or file any claim or notice or take any action with respect to any Collateral or the monies due or to become due thereunder or to take any steps necessary to preserve any rights against prior parties. Neither the Secured Party nor its agent or designee shall have any liability to the Company for actions taken in good faith pursuant to this Section.

                  (b) The Secured Party may, but shall not be obligated to, deliver any amounts received from, or deposited by, the Company pursuant to paragraph (a) above to the Company for use by the Company in the ordinary course of its business, but the security interest in any such proceeds delivered to the Company shall continue and shall not be affected by such delivery and the Company shall not commingle any proceeds so delivered with any of its other funds.

                  (c) The Secured Party may at any time and from time to time, with or without judicial process or the aid or assistance of others: enter upon any premises in which Collateral may be located and, without resistance or interference by the Company, take physical possession of any items of Collateral and maintain such possession on the Company's premises or move the same or any part thereof to such other places as the Secured Party shall choose without being liable to the Company on account of any losses, damage or depreciation that may occur as a result thereof so long as the Secured Party shall act reasonably and in good faith; dispose of all or any part of the Collateral on any premises of the Company; require the Company to assemble and make available to the Secured Party at the expense of the Company all or any part of the Collateral at any place and time designated by the Secured Party; or remove all or any part of the Collateral from any premises in which any part may be located for the purpose of effecting sale or other disposition thereof.

         2.8 Additional Rights. In addition to all other rights and remedies granted to the Secured Party hereunder and by operation of law or otherwise and not in derogation of any such rights, the Secured Party may without presentment, demand, protest or other notice of any kind,

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all of which are hereby  expressly  waived,  exercise  all of the  remedies of a secured party under the Uniform Commercial Code of as enacted in any applicable jurisdiction in which any Collateral may be located. In addition, the Company agrees that without the same having the effect of releasing any or all of the Collateral or otherwise prejudicing any rights of the Secured Party hereunder, the Secured Party may (a) grant extensions, renewals or indulgences with respect to the Obligations; (b) take or release other property as security for the
Obligations,   and  may  release  any  obligor  or  other  person  primarily  or secondarily liable for any of the Obligations; and (c) (i) sell or cause to be sold such of the Collateral as it may in its sole discretion deem desirable without being required simultaneously or later similarly to sell or dispose of the balance of the Collateral or any other property or other security at the time available to it and without being required to resort to any guaranty or any other security or sources of reimbursement which may at the time be available to it; and (ii) apply to the Obligations the proceeds of the Collateral or any portion thereof, or any amount received on account of the Collateral or any portion thereof, by the exercise of any right permitted hereunder, without resorting to and without regard to any guaranty, other security or sources of reimbursement which may at the time be available to it.

         Without limiting the generality of the foregoing or anything else in this Agreement, the Secured Party may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Secured Party may, in its sole and absolute discretion, buy at private sale and may make payments therefor by any means including without limitation cancellation of indebtedness secured thereby. The Company recognizes that the Secured Party may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in federal and state securities laws, or in other applicable laws, to which such Collateral may be subject but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of any securities constituting a part thereof to register such securities for public sale under the said federal or state securities laws or other applicable law, even if the issuer would agree to do so.

         2.9 Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral of the Company, including without limiting the foregoing all amounts paid to or deposited with the Secured Party pursuant to Section 2.7(a), shall be applied or paid over as follows:

                  (i) first, to the payment of all reasonable costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees;

                 (ii) second, to the payment of the Obligations (with the Company remaining liable for any deficiency); and

                (iii) third, the balance (if any) of such proceeds from the sale of, or other realization upon, all or any part of the Collateral of the Company shall be paid to the Company, subject to any duty imposed by law or otherwise to the holder of any subordinate lien in the Collateral known to the Secured Party or subject to the direction of a court of competent jurisdiction.

         3.       Miscellaneous.

         3.1        Notices.

Any notice, request or other communication required or desired to be served, given or delivered under this Pledge shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, registered or certified mail, with proper postage prepaid and addressed to the party to be notified as follows:


If to the Company:                         c/o GreenMan Technologies, Inc.
                                           7 Kimball Lane, Building A
                                           Lynnfield, Massachusetts  01940
                                           Attention:  Maurice E. Needham
                                           Telephone:  (617) 224-2411
                                           Telecopy:   (617) 224-0014

With a copy to:                            Sullivan & Worcester LLP
                                           One Post Office Square
                                           Boston, Massachusetts  02109
                                           Attention:  John A. Piccione, Esq.
                                           Telephone:  (617) 338-2800
                                           Telecopy:   (617) 338-2880

If to the Secured Party:                   Browning Ferris Industries, Inc.
                                           757 North Eldridge
                                           Houston, Texas  77079
                                           Attention:  Secretary
                                           Telephone: (281) 870-8100
                                           Telecopy:  (281) 870-7825

With a copy to:                            Browning Ferris Industries, Inc.
                                           757 North Eldridge
                                           Houston, Texas 77079
                                           Attention:  John A. Hale, Jr., Esq.
                                           Telephone:  (281) 870-7138
                                           Telecopy:    (281) 870-7825

or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

         3.2 Waivers. The rights and remedies of the Secured Party under this Agreement shall be cumulative and not exclusive of any rights or remedies which it would otherwise have, now or hereafter existing at law or in equity or by statute or otherwise, and no failure or delay by the Secured Party in exercising any right shall operate as a waiver of such right, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. Any term, covenant, agreement or condition of this Agreement may be amended with the written consent of the Company and the Secured Party or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively) in writing by the Secured Party, and in any such event the failure to observe, perform or discharge any such covenant, condition or obligation (whether such amendment is executed or such consent or waiver is given before or after such failure) shall not be construed as a breach of such covenant, condition or obligation or a default hereunder.

         3.3 Specific Performance. The Company recognizes that the rights of the Secured Party hereunder are unique and, accordingly, the Secured Party shall, in addition to such other remedies as may be available to it at law or in equity, have the right to enforce its rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Company hereby waives any requirement for security or the posting of any bond in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. This agreement is not intended to limit or abridge any rights of the Secured Party which may exist apart from this agreement.

         3.4 Assignment. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

         3.5 Defeasance. This Security Agreement shall terminate upon the payment and performance of the Obligations in full; provided that, if at any time any payment made in respect of the Obligations shall be recovered or rescinded by or on behalf of the Company or must be otherwise restored or returned, whether upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Company's obligations under this Agreement shall continue to be effective or be reinstated, as the case may be, and shall continue as though such payment had not been made.

         3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws (other than the laws governing conflict of law matters) of The Commonwealth of Massachusetts except to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the collateral, or part thereof, is located.

         3.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         3.9 Number. Whenever used herein, the singular number shall include the plural and the plural shall include the singular.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                              BFI TIRE RECYCLERS OF GEORGIA,
                                               INC.



                                              By: /s/ Robert D. Maust
                                                  Title:  President
                                              BROWNING-FERRIS INDUSTRIES
                                               OF GEORGIA, INC.



                                              By: /s/ Gerald K.  Burger
                                                  Title:  Vice President

                                                Schedule A to Security Agreement



                             Location of Collateral